Exhibit 10.1

Schedule 6(i)(1)

Shares to be issued at closing:

Brian Hebb

633,051 shares

498 Newtown Road

Littleton, MA  01460

SS ###-##-####

Par 3 Trust

2,542 shares

498 Newtown Road

Littleton, MA  01460

EIN 01-7466139

Shares to be issued but held until completion of audit:

Brian Hebb

131,415 shares

498 Newtown Road

Littleton, MA  01460

SS ###-##-####

Par 3 Trust

530 shares

498 Newtown Road

Littleton, MA  01460

EIN 01-7466139

1